UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2013

ESB Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19345	25-1659846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania	16117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(724) 758-5584

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 16, 2013, ESB Financial Corporation (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2013. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The Company has prepared a slide presentation to be used at the Company’s Annual Meeting of Stockholders to be held on April 17, 2013. The slide presentation is filed as Exhibit 99.2 hereto pursuant to Regulation FD and is incorporated by reference herein.

Item 8.01	Other Events

On April 16, 2013, the Company issued a press release announcing that its Board of Directors has declared a six-for-five stock split of the common stock, which is payable on May 17, 2013 to stockholders of record at the close of business on May 3, 2013. A copy of the press release is included as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are included herewith.

Number	Description
99.1	Press Release dated April 16, 2013 regarding the Company’s results of operations for the three months ended March 31, 2013*
99.2	Annual Meeting Presentation*
99.3	Press Release dated April 16, 2013 regarding a six-for-five split of the common stock of the Company

*The press release furnished as Exhibit 99.1 and the presentation furnished as Exhibit 99.2, shall not be deemed to be filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

Date: April 16, 2013	By:	/s/ Charlotte A. Zuschlag
		Name:	Charlotte A. Zuschlag
		Title:	President and Chief Executive Officer